UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2017

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2017, Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), entered into a Third Repricing Amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated as of December 31, 2012 (as amended, restated or otherwise modified to date, the “Amended and Restated Credit Agreement”). As of the execution date thereof, the Amendment reduces the Applicable Rate with respect to (i) the Tranche B-1 Term Loan, which had approximately $489 million outstanding as of March 31, 2017, to 2.75% from 3.00% in the case of Eurodollar Rate Loans and to 1.75% from 2.00% in the case of Base Rate Loans, and (ii) the Tranche B-2 Term Loan, which had approximately $943 million outstanding as of March 31, 2017, to 2.75% from 3.00% in the case of Eurodollar Rate Loans and to 1.75% from 2.00% in the case of Base Rate Loans.

The foregoing is only a summary of the material terms of the Amendment and does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On May 10, 2017, the Company issued a press release announcing the Amendment. The press release is furnished herewith as Exhibit 99 hereto and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10	Third Repricing Amendment, dated May 10, 2017, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto

99	Press Release, dated May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 10, 2017	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10	Third Repricing Amendment, dated May 10, 2017, to the Amended and Restated Credit Agreement, dated December 31, 2012 (as amended, restated or otherwise modified to date), by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer) and the Company (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto

99	Press Release, dated May 10, 2017